Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              6.7978%



        Excess Protection Level
          3 Month Average   5.52%
          August, 2000   5.58%
          July, 2000   6.07%
          June, 2000   4.90%


        Cash Yield                                  19.12%


        Investor Charge Offs                         4.51%


        Base Rate                                    9.02%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                           10.94%


        Total Payment Rate                          14.32%


        Total Principal Balance                     $55,220,806,818.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,039,606,300.19